Exhibit 99.1
Progyny, Inc. Provides Business Update and Announces Details for Its Second Quarter 2025 Results Report
Operational and Financial Flexibility Enhanced Through New Credit Facility
Second Quarter Results Anticipated to be Slightly Above Previously Provided Financial Guidance

NEW YORK, July 8, 2025 /GlobeNewswire/ - Progyny, Inc. (Nasdaq: PGNY) (“Progyny” or the “Company”), a global leader in women's health and family building solutions, today announced that it has entered into a revolving credit facility (the “revolver” or the “facility”) which makes available to the Company up to $200 million in aggregate revolving credit commitments, which the Company can utilize for revolving credit borrowings, subject to customary borrowing conditions, until maturity on July 1, 2030. The facility is expected to enhance the Company’s operational and financial flexibility beyond its current ability to generate significant cash flow.

“At this stage of our growth, entering into a facility is an appropriate next step to further enhance our strong financial profile and extend our market leadership, and with the favorable market conditions, we felt this was an opportune time for us to transact,” said Pete Anevski, Chief Executive Officer of Progyny.

The revolver is undrawn, and the Company has no planned use for the facility at this time. The Company’s capital priorities, which include the evaluation of stock repurchases, the expansion of its product portfolio, investments in new distribution channels, and select acquisitions, remain unchanged.

The Company also announced today that it expects its financial results for the quarterly period ending June 30, 2025, to be slightly better than the guidance ranges it provided during its first quarter earnings call.

“As the second quarter progressed, we were pleased to see that member activity has paced favorably as compared to our guidance,” continued Anevski. “Accordingly, we now expect second quarter results for revenue, Adjusted net income and Adjusted EBITDA to be slightly above the ranges that we provided in May.”

The company will report its financial results for the quarterly period ended June 30, 2025, after the close of the market on Thursday, August 7, 2025.

The company will host a conference call at 4:45 p.m. Eastern Time (1:45 p.m. Pacific Time) and issue a press release regarding its financial results prior to the start of the call.

Interested participants in the United States may access the conference call by dialing 1.866.825.7331 and using the passcode 265484. International participants may access the call by dialing 1.973.413.6106 and using the same passcode. An audio replay of the call will be available through Thursday, August 14, 2025, and may be accessed by dialing 1.800.332.6854 (U.S. participants) or 1.973.528.0005 (international participants) with the passcode 265484.

A live webcast and archive of the call will be available from the Events and Presentations section of the company’s website at http://investors.progyny.com.

About Progyny
Progyny (Nasdaq: PGNY) is a global leader in women's health and family building solutions, trusted by the nation's leading employers, health plans and benefit purchasers. We envision a world where everyone can realize their dreams of family and ideal health. Our outcomes prove that comprehensive, inclusive and intentionally designed solutions simultaneously benefit employers, patients, and physicians.

Our benefits solution empowers patients with concierge support, coaching, education, and digital tools; provides access to a premier network of fertility and women's health specialists who use the latest science and technologies; drives optimal clinical outcomes; and reduces healthcare costs.

Headquartered in New York City, Progyny has been recognized for its leadership and growth as a TIME100 Most Influential Company, CNBC Disruptor 50, Modern Healthcare’s Best Places to Work in Healthcare, Forbes' Best Employers, Financial Times Fastest Growing Companies, INC. 5000, INC. Power Partners and Crain’s Fast 50 for NYC. For more information, visit www.progyny.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding our financial outlook for the second quarter and full year 2025, including the impact of our sales season and client launches; our anticipated number of clients and covered lives for 2025; our expected utilization rates and mix; the demand for our solutions; our expectations for our selling season for 2026 launches; our positioning to successfully manage economic uncertainty on our business; the timing of client decisions; our ability to retain existing clients and acquire new clients; and our business strategy, plans, goals and expectations concerning our market position, future operations, and other financial and operating information. The words “anticipates,” “assumes,” “believe,” “contemplate,” “continues, ” “could,” “estimates,” “expects,” “future,” “intends,” “may,” “plans,” “predict,” “potential,” “project,” “seeks,” “should,” “target,” “will,” and the negative of these or similar expressions and phrases are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

Forward-looking statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, without limitation, failure to meet our publicly announced guidance or other expectations about our business; competition in the market in which we operate; our history of operating losses and ability to sustain profitability; unfavorable conditions in our industry or the United States economy; our limited operating history and the difficulty in predicting our future results of operations; our ability to attract and retain clients and increase the adoption of services within our client base; the loss of any of our largest client accounts; changes in the technology industry; changes or developments in the health insurance market; negative publicity in the health benefits industry; lags, failures or security breaches in our computer systems or those of our vendors; a significant change in the utilization of our solutions; our ability to offer high-quality support; positive references from our existing clients; our ability to develop and expand our marketing and sales capabilities; the rate of growth of our future revenue; the accuracy of the estimates and assumptions we use to determine the size of target markets; our ability to successfully manage our growth; reductions in employee benefits spending; seasonal fluctuations in our sales; the adoption of new solutions and services by our clients or members; our ability to innovate and develop new offerings; our ability to adapt and respond to the changing medical landscape, regulations, and client needs, requirements or preferences; our ability to maintain and enhance our brand; our ability to attract and retain members of our management team, key employees, or other qualified personnel; risks related to any litigation against us; our ability to maintain our Center of Excellence network of healthcare providers; our strategic relationships with and monitoring of third parties; our ability to maintain our pharmacy distribution network if there is a disruption to our network or its associated supply chains; our relationship with key pharmacy program partners or any decline in rebates provided by them; our ability to maintain our relationships with benefits consultants; exposure to credit risk from our members; risks related to government regulation; risks related to our business with government entities; our ability to protect our intellectual property rights; risks related to acquisitions, strategic investments, or partnerships; federal tax reform and changes to our effective tax rate; the imposition of state and local state taxes; our ability to utilize a portion of our net operating loss or research tax credit carryforwards; our ability to develop or maintain effective internal control over financial reporting; and our ability to adapt and respond to the changing SEC or stakeholder expectations regarding environmental, social and governance practices. For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent reports that we file with the SEC, which are available at http://investors.progyny.com and on the SEC’s website at https://www.sec.gov.

Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this press release. Our actual future results could differ materially from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release includes the non-GAAP financial measure Adjusted EBITDA. Adjusted EBITDA is a supplemental financial measure that is not required by, or presented in accordance with, GAAP. We believe that this non-GAAP measure, when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance and facilitates internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is used by management in assessing the health of our business, determining incentive compensation, evaluating our operating performance, and for internal planning and forecasting purposes.

Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA include: (1) it does not properly reflect capital commitments to be paid in the future; (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures; (3) it does not consider the impact of stock-based compensation expense; (4) it does not reflect other non-operating income and expenses, including interest and other income, net; and (5) it does not reflect tax payments that may represent a reduction in cash available to us. In addition, Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate such measures in the same manner as we calculate Adjusted EBITDA, limiting its usefulness as a comparative measure. Because of these limitations, when evaluating our performance, you should consider Adjusted EBITDA alongside other financial performance measures, including our net income and our other GAAP results.

We calculate Adjusted EBITDA as net income, adjusted to exclude depreciation and amortization; stock-based compensation expense; interest and other income, net; and provision for income taxes.

For Further Information, Please Contact:
Investors:
James Hart
investors@progyny.com

Media:
Alexis Ford
media@progyny.com